                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 27, 1998





                          NEUROCRINE BIOSCIENCES, INC.
               (Exact Name of Registrant as Specified in Charter)




          Delaware                        0-22705                  330525145
(State or Other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
       Incorporation)                                        Identification No.)


                             3050 Science Park Road
                               San Diego, CA 92121
          (Address of principal executive offices, including zip code)

                                 (619) 658-7600
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS

        On February 27, 1998 a letter of intent was entered into by and between the Registrant and Northwest NeuroLogic, Inc. Pursuant to which Registrant is expected to acquire all of the business, assets and obligations of Northwest NeuroLogic, Inc.




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

(c)     Exhibits

4.1 Letter of Intent dated February 27, 1998 by and between the Registrant and Northwest NeuroLogic, Inc. Pursuant to which Registrant is expected to acquire all of the business, assets and obligations of Northwest NeuroLogic, Inc. **

99.1 Press Release dated March 3, 1998 in which Registrant announces a binding agreement to acquire Northwest NeuroLogic, Inc.



** Confidential treatment has been requested with respect to certain portions of the exhibit.
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                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NEUROCRINE BIOSCIENCES, INC.


Dated:  March 13, 1998                  By: /s/ Paul Hawran
                                           ------------------------------
                                           President and CEO






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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

4.1 Letter of Intent dated February 27, 1998 by and between the Registrant and Northwest NeuroLogic, Inc. Pursuant to which
               Registrant is expected to acquire all of the business, assets and obligations of Northwest NeuroLogic, Inc.

99.1 Press Release dated March 3, 1998 in which Registrant announces a binding agreement to acquire Northwest NeuroLogic, Inc.